VALIC COMPANY II

Supplement to the Statement of Additional Information dated December 31, 2004

Under the section titled "Portfolio Transactions and Brokerage," the following disclosure is added:

For the fiscal year ended August 31, 2004, the Funds directed the following dollar amounts of portfolio securities transactions and commissions paid thereon, to broker-dealers which provided research services to the Funds' sub-advisers:

Portfolio	Gross Dollar Value of Purchase/Sales Directed to Research Providers	Dollar Amount of Commissions Directed to Research Providers
Aggressive Growth Lifestyle Fund	---	---
Capital Appreciation Fund	$35,454,292	$20,394
Conservative Growth Lifestyle Fund	---	---
Core Bond Fund	17,927,000	2,450
High Yield Bond Fund	---	---
International Small Cap Equity Fund	---	---
Large Cap Value Fund	---	---
Mid Cap Growth Fund	83,438,086	143,134
Mid Cap Value Fund	3,951,328	8,681
Moderate Growth Lifestyle Fund	---	---
Money Market II Fund	---	---
Small Cap Growth Fund	42,660,898	87,049
Small Cap Value Fund	---	---
Socially Responsible Fund	58,222,342	52,977
Strategic Bond Fund	10,200,000	1,540

Date: August 11, 2005